Defiance Next Gen Altered Experience ETF
Schedule of Investments
September 30, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Consumer Staples - 4.5%
779,944	Neptune Wellness Solutions, Inc. (a)	$471,554
	Health Care - 95.4% (b)
1,707,420	Aleafia Health, Inc. (a)	384,114
32,538	ATAI Life Sciences NV (a)	481,237
75,328	Aurora Cannabis, Inc. (a)	521,472
136,422	Cardiol Therapeutics, Inc. - Class A (a)	562,121
216,216	cbdMD, Inc. (a)	449,729
233,838	Charlottes Web Holdings, Inc. (a)	461,456
16,786	Compass Pathways plc - ADR (a)	501,398
434,874	Corbus Pharmaceuticals Holdings, Inc. (a)	443,571
85,756	Cronos Group, Inc. (a)	484,000
211,618	Cybin, Inc. (a)	463,443
107,778	Field Trip Health, Ltd. (a)	490,886
48,114	Forian, Inc. (a)	496,536
25,366	GH Research plc (a)	559,574
196,020	Mind Medicine MindMed, Inc. (a)	456,727
1,033,500	Mydecine Innovations Group, Inc. (a)	273,294
763,380	Numinus Wellness, Inc. (a)	463,987
532,312	PharmaCielo, Ltd. (a)	558,847
259,160	Seelos Therapeutics, Inc. (a)	624,576
136,224	Skylight Health Group, Inc. (a)	332,386
1,997,000	Tetra Bio-Pharma, Inc. (a)	386,206
125,224	Zynerba Pharmaceuticals, Inc. (a)	530,950
		9,926,510
	TOTAL COMMON STOCKS (Cost $12,070,391)	10,398,064

	SHORT-TERM INVESTMENTS - 0.1%
12,708	First American Government Obligations Fund - Class X, 0.03% (c)	12,708
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,708)	12,708

	TOTAL INVESTMENTS - 100.0% (Cost $12,083,099)	10,410,772
	Liabilities in Excess of Other Assets - (0.0)% (d)	(5,876)
	NET ASSETS - 100.0%	$10,404,896

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2021.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,398,064	$-	$-	$10,398,064
Short-Term Investments	12,708	-	-	12,708
Total Investments in Securities	$10,410,772	$-	$-	$10,410,772

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended September 30, 2021, the Fund did not recognize any transfers to or from Level 3.